UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2008

                              Compuware Corporation
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 000-20900

                  Michigan                              38-2007430
     (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation or organization)

  One Campus Martius, Detroit, Michigan                 48226-5099
(Address of Principal Executive Offices)                (Zip Code)

      (Registrant's telephone number, including area code): (313) 227-7300

                                 ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Writ ten Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On February 7, 2008, the Company's Board of Directors authorized an additional repurchase of up to $750.0 million of our common stock under our discretionary repurchase program. The additional authorization is intended to provide the necessary board approval for us to reach our long-term goal of reducing our outstanding common share count to 200 million shares. We do not anticipate any significant changes in our approach to the repurchase program. The maximum amount of repurchase activity under the discretionary program continues to be limited on a daily basis to 25% of the average trading volume of our common stock for the previous four week period. In addition, no purchases are made during our self imposed trading black-out periods in which the Company and our insiders are prohibited from trading in our common shares. Our standard quarterly black-out period commences ten business days prior to the end of each quarter and terminates following the public release of our earnings.

Forward-Looking Statements

      Certain statements in this Current Report on Form 8-K, including but not limited to statements set forth in the attached press release, may constitute forward-looking statements. These forward looking statements involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized and that could cause actual results to differ materially from Compuware's expectations in these statements. For more information about other risks that could affect the forward-looking statements herein, please see Compuware's most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings made with the Securities and Exchange Commission. Compuware expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 COMPUWARE CORPORATION


Date: February 11, 2008                           By: /s/ Laura L. Fournier
                                                     ---------------------------
                                                 Laura L. Fournier
                                                 Senior Vice President
                                                 Chief Financial Officer